UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026
________________________
Blackstone Private Equity Strategies Fund L.P.
Blackstone Private Equity Strategies Fund (TE) L.P.
(Exact name of Registrant as specified in its charter)
________________________

Delaware Delaware (State or other jurisdiction of incorporation)	000-56446 000-56742 (Commission File Number)	88-1872156 88-2930978 (I.R.S. Employer Identification No.)
345 Park Avenue
New York, New York 10154
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(212) 583-5000

Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Blackstone Private Equity Strategies Fund L.P.	None	None	None
Blackstone Private Equity Strategies Fund (TE) L.P.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Blackstone Private Equity Strategies Fund L.P. Yes ☒ No ☐
Blackstone Private Equity Strategies Fund (TE) L.P. Yes ☒ No ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Blackstone Private Equity Strategies Fund L.P. ☐
Blackstone Private Equity Strategies Fund (TE) L.P. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Blackstone Private Equity Strategies Fund L.P. (“BXPE U.S.”) and Blackstone Private Equity Strategies Fund (TE) L.P. (the “Feeder” and collectively with BXPE U.S., the “Funds” and each, a “Fund”) intend to offer and sell new series of their existing limited partnership units (“Units”) to certain investors who are both accredited investors (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) and qualified purchasers (as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended) in a continuous private offering exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder. Accordingly, each Fund has (i) redesignated its existing (a) Class S Units to Class S-Series I Units, (b) Class D Units to Class D-Series I Units and (c) Class N Units to Class N-Series I Units; and (ii) designated (a) two new series of Class I Units, named Class I-Series IV Units and Class I-Series E Units (together with Class I-Series I Units, Class I-Series II Units and Class I-Series III Units, the “Class I Series”), (b) one new series of Class S Units, named Class S-Series E Units (together with Class S-Series I Units, the “Class S Series”), (c) one new series of Class D Units, named Class D-Series E Units (together with Class D-Series I Units, the “Class D Series”) and (d), with respect to BXPE U.S., one new series of Class N Units, named Class N-Series E Units (together with Class N-Series I Units, the “Class N Series”). Except as described herein, the foregoing Units have substantially similar rights and terms as the Funds’ existing classes or series of Units. The foregoing Units will be subject to certain minimum and maximum investment thresholds, unless waived by the General Partner (as defined below), and additional restrictions, including early redemption deductions and/or minimum holding periods and redemption limitations, as applicable, in addition to the Funds’ existing quarterly limitations.
Amendment to the Amended and Restated Investment Management Agreement
In connection with the foregoing, on October 1, 2026, BXPE U.S. entered into Amendment No. 1 to the Amended and Restated Investment Management Agreement (the “Investment Management Agreement Amendment”) with Blackstone Private Investments Advisors L.L.C., an affiliate of the General Partner and the investment manager of BXPE U.S. (the “Investment Manager”), to reflect, among other things, the redesignation and/or designation of the Class I Series, Class S Series, Class D Series and Class N Series, as applicable (as described above), and the management fees applicable thereto. Each class, or series of a class, of Units of BXPE U.S., the Feeder and/or any Parallel Fund (as defined in the Main Fund LPA Amendment (as defined below)) is obligated to pay (without duplication) the Management Fee applicable to such class, or series of a class, of Units based on its interest in the corresponding class or series of BXPE US Aggregator (CYM) L.P. (the “Aggregator”).
The foregoing summary description of the Investment Management Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Investment Management Agreement Amendment, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 1, 2026, Blackstone Private Equity Strategies Associates L.P., the general partner of the Funds (the “General Partner”), entered into Amendment No. 1 to BXPE U.S.’s Third Amended and Restated Limited Partnership Agreement (the “Main Fund LPA Amendment”) and Amendment No. 1 to the Feeder’s Second Amended and Restated Limited Partnership Agreement (together with the Main Fund LPA Amendment, the “LPA Amendments”). The LPA Amendments reflect the redesignation and/or designation of the Class I Series, Class S Series, Class D Series and Class N Series, as applicable (as described above in Item 1.01 of this Current Report on Form 8-K), each having the terms set forth therein, and related updates in connection with such redesignation and/or designation, including setting forth the Performance Participation Allocation (as defined in the Main Fund LPA Amendment) applicable thereto. Each class, or series of a class, of Units of BXPE U.S., the Feeder and/or any Parallel Fund is obligated to pay (without duplication) the Performance Participation Allocation applicable to such class, or series of a class, of Units based on its interest in the corresponding class or series of the Aggregator.
The foregoing summary description of the LPA Amendments does not purport to be complete and is qualified in its entirety by reference to the LPA Amendments, copies of which are included as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Blackstone Private Equity Strategies Fund L.P.
3.1	Amendment No. 1 to BXPE U.S.’s Third Amended and Restated Limited Partnership Agreement
10.1	Amendment No. 1 to the Amended and Restated Investment Management Agreement between BXPE U.S. and the Investment Manager

Blackstone Private Equity Strategies Fund (TE) L.P.
3.2	Amendment No. 1 to the Feeder’s Second Amended and Restated Limited Partnership Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2026	BLACKSTONE PRIVATE EQUITY STRATEGIES FUND L.P.
	By:	/s/ Kate O'Neil
	Name:	Kate O'Neil
	Title:	Chief Legal Officer and Secretary

BLACKSTONE PRIVATE EQUITY STRATEGIES FUND (TE) L.P.
By:	/s/ Kate O'Neil
Name:	Kate O'Neil
Title:	Chief Legal Officer and Secretary
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